EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of eChapman Inc.(the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this Annual Report on Form 10-Q for the quarter ended May 31, 2003 (the "Report), that, to such officer's knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 20, 2003

                         /s/  Lynn Ballard
                         ---------------------------
                         Lynn Ballard, Acting Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               eCHAPMAN.COM, INC.

                    By:        /s/ NATHAN A. CHAPMAN, JR.
                               ------------------------------------
                               Nathan A. Chapman, Jr.
                               President, Chairman of the Board
                               and Director


                    Date:     May  20, 2003

                              /s/  Lynn Ballard
                              ------------------------------------
                              Lynn Ballard
                              Chief Financial Officer
                              (Principal Financial Officer
                              and Principal Accounting Officer)

                    Date:     May  20, 2003